THE JAMES ADVANTAGE FUNDS

Supplement Dated January 11, 2011

to the

James Micro Cap Fund Statement of Additional Information(the “Micro Cap SAI”)

dated November 1, 2010

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Effective January 11, 2011, the section in the Micro Cap SAI (on page 17) titled “ DISCLOSURE OF PORTFOLIO HOLDINGS ” is replaced in its entirety with the following:

DISCLOSURE OF PORTFOLIO HOLDINGS

The following is a summary of the Fund’s policies and procedures for disclosing the Fund’s portfolio securities to any person requesting this information.  No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities.  The procedures prohibit the disclosure of portfolio holdings to persons outside the Adviser, the Fund’s auditors, legal counsel or other service providers identified in the Prospectus except under the following conditions:

1)

Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;

2)

Routine periodic reporting to market data agencies;

3)

For use in preparing and distributing routine shareholder reports, including disclosure to the Trust’s typesetter and printer;

4)

Regular quarterly postings on the Fund’s website that are made no sooner than 30 days after the end of each calendar quarter;

5)

In response to Requests for Proposal (“RFPs”), due diligence questionnaires or similar inquiries received by the Adviser from consultants (or consultant departments of brokers/dealers and others) that service accounts in the Fund (or are a referral source for such accounts), provided:  (i) only month-end data that is at least 60 days old is disclosed, or (ii) the Adviser’s senior management approves the disclosure and such approval is reported to the Chief Compliance Officer of the Fund as soon as is practicable; and

6)

Full holdings disclosure to various market data agencies as of the end of a calendar month.

The Fund may provide its full holdings to various market data agencies as of the end of a calendar month.  All other disclosures are made in accordance with the requests of the parties indicated above.  Employees of the Adviser that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, the custodian of the

Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. In addition, certain unaffiliated brokers and market professionals involved in the execution of transactions for the Fund will by necessity have information on Fund holdings and are not covered under this policy.

This prohibition covers only selective disclosures and does not prohibit a discussion of Fund holdings in a public format, such as a radio or television interview. These events are covered under the James Advantage Funds’ Marketing Policies and Procedures.

Certain products of the Adviser’s private client business are very similar to portfolios of the Fund.  Consultants that receive holdings data on RFPs or on routine questionnaires or other inquiries submitted to the Adviser may have no confidentiality requirements and the Fund cannot be assured in such cases that portfolio holdings disclosed to them will be kept confidential. Also, the Fund has no assurance that market data agencies, such as Morningstar, will keep data provided to them confidential.

Disclosure of portfolio holdings by the Adviser will be made to other service providers as deemed necessary in the execution of their responsibilities. Legal counsel will have access to portfolio holdings at any time, as will regulators such as the SEC or FINRA if requested.

The Chief Compliance Officer of the Fund will report any perceived and unresolved conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, to the Fund’s Board of Trustees.

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This Supplement and the existing Micro Cap SAI dated November 1, 2010 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information for the James Micro Cap Fund, each dated November 1, 2010, have been filed with the U.S. Securities and Exchange Commission, are incorporated herein by reference and can be obtained without charge by calling The James Advantage Funds at 1-877-217-8363.